SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 23, 2003


                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code (310) 319-6000

ITEM 5.  Other Events.

On April 23, 2003, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 99. Press release dated April 23, 2003.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: April 23, 2003             By:/s/ Douglas J. Goddard
                                         Douglas J. Goddard
                                         Chief Financial Officer

             FIRSTFED REPORTS RESULTS FOR THE FIRST QUARTER OF 2003

     Santa Monica, California, April 23, 2003 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $15.5 million or $0.90 per diluted share of common stock for the first quarter of 2003, compared to net earnings of $14.3 million or $0.83 per diluted share for the fourth quarter of 2002. Results for the first quarter of 2002 were $12.4 million or $0.70 cents per diluted share of common stock.

     Net earnings for the first quarter of 2003 increased from the fourth quarter of 2002 and first quarter of 2002 due to increased interest rate spreads. The interest rate spread increased to 3.34% for the first quarter of 2003 from 3.21% for the fourth quarter of 2002 and 2.72% for the first quarter of 2002, as the cost of interest-bearing liabilities decreased more quickly than the yields on interest-earning assets. As a result, net interest income for the first quarter of 2003 increased by 7% or $2.5 million compared to the fourth quarter of 2002, and increased by 10% or $3.3 million compared to the first quarter of 2002.

     Net earnings for the first quarter of 2003 compared to the fourth quarter of 2002 were also favorably impacted by an increase in loan fees and a decrease in other operating expenses. Loan fees increased during the first quarter of 2003 compared to last year as a result of a higher level of prepayment fees as borrowers continued to refinance into lower rate loans. Other operating expense decreased during the first quarter of 2003 compared to last year as a result of a reduction in both legal and advertising expenses. Advertising expenses have been delayed due to development of new campaigns that are scheduled to run in the second half of the year.

     Allowances for loan losses (including general valuation allowances and valuation allowances for impaired loans) totaled $75.8 million or 1.89% of the portfolio at March 31, 2003 compared to $75.7 million or 1.96% at December 31, 2002 and $74.9 million or 1.88% at March 31, 2002. Non-performing assets were 0.14% of total assets as of March 31, 2003 compared to 0.17% as of December 31, 2002 and 0.16% as of March 31, 2002.

     The Company did not record a provision for loan losses during the first quarter of 2003 or any quarter during 2002. Net loan loss recoveries totaled $47 thousand during the first quarter of 2003 compared to net loan loss recoveries of $50 thousand during the fourth quarter of 2002 and net loan charge-offs of $196 thousand during the first quarter of 2002.

     During the first quarter of 2003, the Company repurchased 33,800 shares of common stock at an average market price of $28.53 per share. During the fourth quarter of 2002, the Company repurchased 119,600 shares of common stock at an average market price of $25.74 per share. During 2002, the Company repurchased 353,000 shares of common stock at an average market price of $25.02 per share. There remain 1,348,677 shares eligible for repurchase under the Company's stock repurchase program as of April 22, 2003.

     As of March 31, 2003, the Company had assets totaling $4.4 billion and consolidated stockholders' equity of $387.2 million. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

        Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                             FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                      March 31,          December 31,
                                                                        2003                2002
                                                                  ---------------     -----------------
ASSETS
Cash and cash equivalents                                     $          58,830   $            45,199
Investment securities, available-for-sale (at fair value)               109,390               103,055
Mortgage-backed securities, available-for-sale (at fair                 185,315               200,585
  value)
Loans receivable, held-for-sale (fair value of $4,476 and                 4,426                 2,293
  $2,300)
Loans receivable, net                                                 3,925,471             3,766,942
Accrued interest and dividends receivable                                17,422                17,752
Real estate, net                                                            404                   347
Office properties and equipment, net                                     10,111                10,342
Investment in Federal Home Loan Bank (FHLB) stock, at cost               75,182                78,728
Other assets                                                             29,730                28,486
                                                                  ---------------     -----------------
                                                              $       4,416,281   $         4,253,729
                                                                  ===============     =================
LIABILITIES

Deposits                                                      $       2,492,422   $         2,527,026
FHLB advances                                                         1,347,000             1,167,000
Securities sold under agreements to repurchase                          149,021               155,273
Accrued expenses and other liabilities                                   40,651                32,789
                                                                  ---------------     -----------------
                                                                      4,029,094              3,882,088
                                                                  ---------------     -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares; issued 23,469,842
  and 23,395,202 shares,  outstanding 16,972,146 and
  16,931,306 shares                                                         235                   234
Additional paid-in capital                                               36,581                35,680
Retained earnings - substantially restricted                            434,362               418,885
Unreleased shares to employee stock ownership plan                         (556)                 (597)
Treasury stock, at cost, 6,497,696 and 6,463,896 shares                 (85,726)              (84,762)
Accumulated other comprehensive earnings, net of taxes                    2,291                 2,201
                                                                  ---------------     -----------------
                                                                        387,187               371,641
                                                                  ---------------     -----------------
                                                              $       4,416,281   $         4,253,729
                                                                  ===============     =================
                                       3

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                                   Three months ended March 31,
                                                                       2003                2002
                                                                 ----------------    ----------------
  Interest income:
      Interest on loans                                      $           57,069   $          65,150
      Interest on mortgage-backed securities                              1,670               2,970
      Interest and dividends on investments                               2,099               2,844
                                                                 ----------------    ----------------
         Total interest income                                           60,838               70,964
                                                                 ----------------    ----------------
  Interest expense:
      Interest on deposits                                               11,367              17,359
      Interest on borrowings                                             11,956              19,428
                                                                 ----------------    ----------------
         Total interest expense                                          23,323               36,787
                                                                 ----------------    ----------------

  Net interest income                                                    37,515              34,177
  Provision for loan losses                                                  --                  --
                                                                 ----------------    ----------------
  Net interest income after provision for loan losses                    37,515              34,177
                                                                 ----------------    ----------------
  Other income:
      Loan servicing and other fees                                       1,610               1,052
      Retail office fees                                                  1,147               1,044
      Gain on sale of loans                                                 472                 186
      Real estate operations, net                                            15                 161
      Other operating income                                                102                  69
                                                                 ----------------    ----------------
         Total other income                                               3,346                2,512
                                                                 ----------------    ----------------
  Non-interest expense:
      Salaries and employee benefits                                      8,782               8,197
      Occupancy                                                           2,007               2,051
      Amortization of core deposit intangible                               499                 501
      Other expense                                                       2,828               4,562
                                                                 ----------------    ----------------
         Total non-interest expense                                      14,116               15,311
                                                                 ----------------    ----------------

  Earnings before income taxes                                           26,745              21,378
  Income tax provision                                                   11,268               9,009
                                                                 ----------------    ----------------
  Net earnings                                               $           15,477   $          12,369
                                                                 ================    ================

  Other comprehensive earnings (loss), net of taxes                          90                (788)
                                                                 ----------------    ----------------
  Comprehensive earnings                                     $           15,567   $          11,581
                                                                 ================    ================
  Earnings per share:
      Basic                                                  $             0.91   $            0.72
                                                                 ================    ================
      Diluted                                                $             0.90   $            0.70
                                                                 ================    ================
  Weighted average shares outstanding:
      Basic                                                            16,920,158          17,254,769
                                                                 ================    ================
      Diluted                                                          17,271,160          17,608,147
                                                                 ================    ================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                Quarter ended March 31,
                                                                  2003               2002
                                                             --------------       -----------
                                                      (Dollars in thousands, except per share data)

End of period:
    Total assets                                          $        4,416,281   $     4,566,455
    Cash and securities                                   $          168,220   $       252,417
    Mortgage-backed securities                            $          185,315   $       256,934
    Loans                                                 $        3,929,897   $     3,907,136
    Core deposit intangible asset                         $            8,824   $        10,806
    Deposits                                              $        2,492,422   $     2,582,043
    Borrowings                                            $        1,496,021   $     1,594,695
    Stockholders' equity                                  $          387,187   $       337,337
    Book value per share                                  $            22.81   $         19.55
    Tangible book value per share                         $            22.29   $         19.20
    Stock price (period-end)                              $            30.19   $         26.15
    Total loan servicing portfolio                        $        4,239,547   $     4,251,959
    Loans serviced for others                             $          183,527   $       242,252
    % of Adjustable mortgages                                          72.00%            69.80%

Other data:
    Employees (full-time equivalent)                                     529               503
    Branches                                                              29                29
    Loan Offices                                                           4                 4

Asset quality:
    Real estate (foreclosed)                              $              368   $           975
    Non-accrual loans                                     $            5,893   $         6,419
    Non-performing assets                                 $            6,261   $         7,394
    Non-performing assets to total assets                               0.14%             0.16%
    General valuation allowance (GVA)                     $           75,270   $        73,073
    Allowances for impaired loans                                        496             1,850
                                                             --------------       -----------
    Allowances for loan losses                            $           75,766            74,923
    Allowances for loan losses as a percent of gross
      loans receivable                                                  1.89%             1.88%
    Loans sold with recourse                              $          104,974   $       119,150
    GVA for loans sold with recourse                      $            6,900   $        12,824
    GVA to loans sold with recourse                                     6.57%            10.76%
    Modified loans (not impaired)                         $            2,272   $         2,393
    Impaired loans, net                                   $            1,557   $         3,441
    Allowance for impaired loans                          $              496   $         1,850

Capital ratios:
    Tangible capital ratio                                              8.13%             6.96%
    Core capital ratio                                                  8.13              6.96
    Risk-based capital ratio                                           14.59             13.11
    Net worth to assets ratio                                           8.77              7.39


                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                                                       Quarter ended March 31,
                                                                        2003             2002
                                                                   -------------    --------------
                                                                       (Dollars in thousands)
Selected ratios:
  Expense ratios:
      Efficiency ratio                                                     34.95 %           41.94 %
      Expense-to-average-assets ratio                                       1.30              1.32
  Return on average assets                                                  1.43              1.06
  Return on average equity                                                 16.32             14.92

Yields earned and rates paid:
  Average yield on loans and mortgage-backed securities                     5.83 %            6.44 %
  Average yield on investment portfolio (1)                                 3.88              2.55
  Average yield on all interest-earning assets (1)                          5.77              6.24
  Average rate paid on deposits                                             1.83              2.79
  Average rate paid on borrowings                                           3.52              4.59
  Average rate paid on all interest-bearing liabilities                     2.43              3.52
  Interest rate spread                                                      3.34              2.72
  Effective net spread                                                      3.49              2.89

Average balances:
  Average loans and mortgage-backed securities                 $       4,031,046 $       4,219,538
  Average investments  (2)                                               116,624           227,636
                                                                   -------------    --------------
  Average interest-earning assets  (2)                                 4,147,670         4,447,174
                                                                   -------------    --------------
  Average deposits                                                     2,513,998         2,526,068
  Average borrowings                                                   1,377,121         1,715,087
                                                                   -------------    --------------
  Average interest-bearing liabilities                                 3,891,119         4,241,155
                                                                   -------------    --------------
  Excess of interest-earning assets over interest-bearing
    liabilities                                                  $       256,551 $         206,019
                                                                   =============    ==============


Loan originations and purchases                                  $       538,929 $         299,771

(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.


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